UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 10, 2009

OCWEN FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Florida	1-13219	65-0039856

(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

1661 Worthington Road, Suite 100
West Palm Beach, FL 33409
(Address of principal executive offices including Zip Code)

(561) 682-8000

(Registrant’s telephone number, including area code)

(Not applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01	Entry into a Material Definitive Agreement.

On August 10, 2009, Ocwen Financial Corporation (the “Company”) completed the previously announced distribution (the “Distribution”) of its Ocwen Solutions business and related assets via the spin-off of a separate publicly-traded company, Altisource Portfolio Solutions S.A. (“Altisource”). The Company distributed all of the shares of Altisource common stock to the Company’s shareholders (on an as if converted basis) of record as of August 4, 2009. The Company’s shareholders received one share of Altisource common stock for every three shares of Company common stock held (on an as if converted basis), and will receive cash in lieu of fractional shares. Altisource’s common stock is listed on the NASDAQ market under the ticker symbol “ASPS.”

The Distribution was effected pursuant to a Separation Agreement, dated as of August 10, 2009, between the Company and Altisource (the “Separation Agreement”), which provides, among other things, for the principal corporate transactions required to effect the Distribution and certain other agreements governing the Company’s relationship with Altisource after the Distribution.

A copy of the Separation Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

In connection with the Distribution, the Company entered into certain other agreements on August 10, 2009 to govern the terms of the Distribution and to define the ongoing relationship between the Company and Altisource following the Distribution. Those agreements include:

•

Tax Matters Agreement, between the Company and Altisource Solutions S.à r.l., a subsidiary of Altisource (“Altisource Solutions”), a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

•	Transition Services Agreement, between the Company and Altisource Solutions, a copy of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

•	Employee Matters Agreement, between the Company and Altisource Solutions, a copy of which is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

•	Technology Products Services Agreement, between the Company and Altisource Solutions, a copy of which is attached hereto as Exhibit 10.4 and is incorporated herein by reference.

•	Services Agreement, between the Company and Altisource Solutions, a copy of which is attached hereto as Exhibit 10.5 and is incorporated herein by reference.

•	Data Center and Disaster Recovery Agreement, between the Company and Altisource Solutions, a copy of which is attached hereto as Exhibit 10.6 and is incorporated herein by reference.

•	Intellectual Property Agreement, between the Company and Altisource Solutions, a copy of which is attached hereto as Exhibit 10.7 and is incorporated herein by reference.

A brief description of each of the foregoing agreements is incorporated by reference to the Company's Registration Statement on Form S-3 (Registration No. 333-160626).

Item 2.01	Completion of Acquisition or Disposition of Assets

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated by reference to this Item 2.01.

Item 9.01	Financial Statements and Exhibits.

(d)     Exhibits:

Exhibit No.	Document

2.1	Separation Agreement, dated as of August 10, 2009, by and between Ocwen Financial Corporation and Altisource Portfolio Solutions S.A.

10.1	Tax Matters Agreement, dated as of August 10, 2009, by and between Ocwen Financial Corporation and Altisource Solutions S.à r.l.

10.2	Transition Services Agreement, dated as of August 10, 2009, by and between Ocwen Financial Corporation and Altisource Solutions S.à r.l.

10.3	Employee Matters Agreement, dated as of August 10, 2009, by and between Ocwen Financial Corporation and Altisource Solutions S.à r.l.

10.4	Technology Products Services Agreement, dated as of August 10, 2009, by and between Ocwen Financial Corporation and Altisource Solutions S.à r.l.

10.5	Services Agreement, dated as of August 10, 2009, by and between Ocwen Financial Corporation and Altisource Solutions S.à r.l.

10.6	Data Center and Disaster Recovery Agreement, dated as of August 10, 2009, by and between Ocwen Financial Corporation and Altisource Solutions S.à r.l.

10.7	Intellectual Property Agreement, dated as of August 10, 2009, by and between Ocwen Financial Corporation and Altisource Solutions S.à r.l.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCWEN FINANCIAL CORPORATION
(Registrant)

Dated: August 12, 2009	By:	/s/ David J. Gunter

Name: David J. Gunter
Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Document

2.1	Separation Agreement, dated as of August 10, 2009, by and between Ocwen Financial Corporation and Altisource Portfolio Solutions S.A.

10.1	Tax Matters Agreement, dated as of August 10, 2009, by and between Ocwen Financial Corporation and Altisource Solutions S.à r.l.

10.2	Transition Services Agreement, dated as of August 10, 2009, by and between Ocwen Financial Corporation and Altisource Solutions S.à r.l.

10.3	Employee Matters Agreement, dated as of August 10, 2009, by and between Ocwen Financial Corporation and Altisource Solutions S.à r.l.

10.4	Technology Products Services Agreement, dated as of August 10, 2009, by and between Ocwen Financial Corporation and Altisource Solutions S.à r.l.

10.5	Services Agreement, dated as of August 10, 2009, by and between Ocwen Financial Corporation and Altisource Solutions S.à r.l.

10.6	Data Center and Disaster Recovery Agreement, dated as of August 10, 2009, by and between Ocwen Financial Corporation and Altisource Solutions S.à r.l.

10.7	Intellectual Property Agreement, dated as of August 10, 2009, by and between Ocwen Financial Corporation and Altisource Solutions S.à r.l.